SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                    Amendment to Application or Report filed
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: July 3, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                       000-29217                    95-4721385
----------------                 ---------                    ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
-----------------------------------------                    -----
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

    =======================================================================

Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events and Regulation FD Disclosure

In a special meeting of the Board of Directors, the Directors received, reviewed and considered the report of the findings of the Special Litigation Committee, which was charged with the responsibility to investigate that certain matter known as Bentley v. Barber et al Case No. OCC 02CC04690 (" the Bentley matter"). Based on the findings of the Special Litigation Committee as presented in the report thereof, the Directors have determined it to be in the best interests of the registrant to cause the Bentley matter to be dismissed.

In other action, the Board voted to terminate the services of Foster Tepper as General Counsel, and counsel of record in the Bentley matter and substitute Edward Hoffman, for the purposes of representing the corporation in connection with the Bentley matter, and, specifically, to file on the Committee's behalf and on behalf of the registrant a motion for summary judgment to dismiss the Bentley action.

In other action, the Board elected Ms. Becky Takeda to the Board filling the vacancy left by the resignation of William Devore. Ms. Takeda is the President and Chief Executive Officer of the registrant, and assumed the role of President and Chief Executive Officer since the resignation of Mr. William R. Barber on June 23, 2003. Ms. Takeda is also the President of Merchants Billing Services. From April 1995 to August 1999, Ms. Takeda was Vice President of worldwide marketing and investor relations for SMART Modular, a global high tech manufacturing and services firm. From August 1999 to December 1999, she served as a consultant to SMART Modular. From January 2000 through May 2002 Ms. Takeda served in a variety of positions including Chairman of the Board, President, Director of Development and Chief Operating Officer at Digital Courier Technologies, Inc., a credit card processor. Ms. Takeda has also held executive management positions with several leading technology companies including IBM, Apex Data, Inc., Asia Interactive Services and Instant Replay Corporation. Ms. Takeda holds an M.B.A. in Finance from Santa Clara University and a B.A. in Economics from UCLA.


Item 6.  Resignation of Directors

                  None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.

Item 8.  Changes In Fiscal Year

                  None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 3, 2003                           Accesspoint Corporation
       ------------

                                              By:


                                              S/s_Becky_Takeda__________________
                                              Becky Takeda
                                              Chief Executive Officer, President
    A. EXHIBITS

                  None.